Exhibit 99.1

Condor hospitality trust, inc. Investor presentation may 2018

Safe Harbor Statement All statements included in this presentation, other than statements of historical fact, are or may be deemed to be “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. In light of these uncertainties, the events anticipated by our forward-looking statements might not occur and we caution you not to place undue reliance on any of our forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in any forward-looking statements are discussed under the heading “Risk Factors” in our publicly available reports filed with the Securities and Exchange Commission. The Company cautions that any forward-looking statement included in this presentation is made as of May 11, 2018, the date of this presentation and the Company does not undertake to update any forward-looking statement. Investor Inquiries Jonathan J. Gantt Chief Financial Officer & Senior Vice President T: 301.861.3305 E: jgantt@trustcondor.com Cover Images TownePlace Suites | Austin North Tech Ridge, TX

May 2018 Update

Condor is a Self-Administered Lodging REIT with a Differentiated Investment Strategy

Mission

Provide to our shareholders attractive total returns for the lodging sector through disciplined investment in high-quality select-service, limited-service, extended stay, and compact full-service hotels and intensive asset management to achieve enhanced results

18 Hotels / **10** States	**Bethesda, MD** Corporate Headquarters	**$119 M**(1) Equity Market Cap
2,215 Guestrooms	**4 years** Average Age(2)	**7.8%** Dividend Yield(1)

Hotels Located in Attractive, High-Growth Markets



New Investment Platform [15]
Note: Legacy Assets not shown

High-Quality Marriott, Hilton, & IHG Select-Service Portfolio Assembled (3)



Marriott
COURTYARD Marriott
aloft HOTELS
SPRINGHILL SUITES Marriott
TownePlace SUITES Marriott
Residence Inn Marriott
FAIRFIELD INN & SUITES Marriott
52%
42%
6%
HILTON WORLDWIDE
HOME2 SUITES BY HILTON
Hampton Inn & Suites
Hilton Garden Inn
IHG InterContinental Hotels Group
hotel INDIGO

Consistent RevPAR Outperformance(4,5)



1Q18
2018 Forecast Guidance
3.9%
3.5%
4.5%
3.0%
2.7%
Condor
STR
Condor
STR

Note: Please see our reconciliation of non-GAAP measures in Appendix C of this presentation

(1) Market capitalization and dividend yield based on closing share price of $10.00 on March 31, 2018 and annualized most recent quarterly dividend; market capitalization based on 11,873,139 common shares outstanding as of March 31, 2018
(2) Represents average age of New Investment Platform hotels, which consists of our current portfolio of fifteen New Investment Platform hotels, exclusive of our remaining three legacy assets
(3) Percent of 1Q18 Same-Store Hotel EBITDA for New Investment Platform (thirteen hotels, includes our 80% share of the Atlanta Aloft JV)
(4) Smith Travel Research US lodging industry RevPAR growth as reported on Hotel News Now
(5) Condor's 1Q18 Same-Store New Investment Platform RevPAR growth reflects the performance of hotels during the entire period. The performance metrics for the hotel acquired through our Atlanta JV reflect 100% of the operating results, including our interest and the interest of our partner. Condor's FY2018 guidance only includes the thirteen New Investment Platform hotels owned as of December 31, 2017

3

Condor Presents a Compelling Investment Opportunity

Execution of Strategy Producing Outperformance [Slide 5]	▪ Continued execution of strategy with completion of stated objectives ▪ 1Q18 Same-Store RevPAR growth greater than peers and national average with 3.9% growth vs. STR's 3.5% growth ▪ Hotel EBITDA margins for New Investment Platform hotels expanding
Differentiated Investment Thesis [Slide 6]	▪ Exclusive focus on high-quality, newer select-service hotels ▪ Emphasis on premium brands: Marriott, Hilton, IHG, and Hyatt flags ▪ Primarily focused on top 100 MSAs, particularly MSAs 20 – 60
Proven Ability to Execute Acquisition Strategy [Slide 7-8]	▪ Closed ~$277 million since Oct 2015 representing 1,808 rooms ▪ Robust acquisition pipeline of over $300 million in target markets ▪ Clearly defined investment criteria resulting in high-quality portfolio ▪ Multiple 3rd Party Managers with attractive, non-captive agreements
Highly Attractive Dividend Yield [Slide 9]	▪ Appealing annualized dividend representing a yield of 7.8%[1] ▪ Dividend yield provides solid return as Condor builds scale ▪ Dividend is well-covered, representing only ~67% AFFO payout ratio[2]
Growth-Oriented, Scalable Platform [Slide 10]	▪ Platform and team in place to increase scale and portfolio size ▪ Healthy debt profile with capacity to support acquisitions ▪ Growth-oriented capital structure to support scaling of portfolio ▪ Management fully aligned with shareholders: CEO owns >$2M[3]







Note: Please see our reconciliation of non-GAAP measures in Appendix C of this presentation

(1) Dividend yield based on closing share price of $10.00 on March 31, 2018 and annualized most recent quarterly dividend
(2) Earnings in 1Q18 per diluted share was $0.05; Coverage based on 1Q18 AFFO per diluted share of $0.29
(3) Includes restricted stock grants; additionally the CEO has an incentive plan that grants in excess of $4 million based substantially upon increases in future stock price

4

Continued Execution of Stated Strategy Driving Outperformance

Successful Completion of Key Objectives

- ✓ Delivered 3.9% Same-Store RevPAR growth in 1Q18 for the New Investment Platform hotels
- ✓ New Investment Platform including JV Hotel EBITDA Margins were 38.9% with a 60 bps increase year-over-year in 1Q18
- ✓ ~$168 million of high-quality, Marriott- and Hilton-branded assets acquired in 2017 and 2018
- ✓ Closed two legacy hotel sales since the start of 2018 with one additional asset under contract
- ✓ Closed $150M credit facility upsize in May 2017 with new banking partner, Bank of Montreal, contributing $50M
- ✓ Refinanced $25M of floating rate debt on three New Investment Platform hotels to an effective fixed rate of 4.44% for five year term

Same-Store RevPAR Outperformance Versus Peers and STR(1)



FY2017
1Q18
5.0%
0.5%
3.0%
3.9%
-0.7%
3.5%
Condor
Peers
STR

Differentiated, High-Quality Portfolio



Portfolio Average Age in Years(2)
Percentage of Keys by MSA Ranking(2)
4
20
Condor
Peers
20%
53%
27%
18%
30%
52%
60+
21-60
Top 20
Condor
Peers

Note: Please see our reconciliation of non-GAAP measures in Appendix C of this presentation

(1) Peer RevPAR growth is an average of a subset of our select-service public primary peers from company documents (see slide 9 for our primary peers); Smith Travel Research US lodging industry RevPAR growth as reported on Hotel News Now

(2) Average age and Percentage of Keys by MSA calculated from S&P Global Market Intelligence and company filings

5

Differentiated Investment Thesis Will Continue to Drive Outperformance

Expect Premium Select-Service in Secondary Lodging Markets to Drive Outsized Returns

Slower Supply Growth in Targeted Secondary Markets

- ~62% of new room supply concentrated in only the top 20 markets[1,2]
- 5.7% average room supply growth in the top 20 lodging markets as compared to only 4.0% in markets ranked 21-60 [1][2]
- Secondary markets substantially less affected by alternative lodging platforms like Airbnb

+

Strong Demand Growth for Premium Select-Service

- Upscale and upper-midscale chain scales forecasted to grow at compounded annual growth rates of 5.5% and 4.6%, respectively, through 2021[1]
- "Next generation" millennial travelers embracing lifestyle select-service brands such as Aloft and Home2 Suites

+

Minimal Competition Enables Accretive Valuations

- Less competition because peers focused on top 20 markets
- Select-service assets provide higher going-in cap rates and higher EBITDA margins resulting in (1) less volatility across cycles, (2) stable cash-on-cash yields and (3) less reliance on cap rate compression to drive investment returns

Closed / Under Contract Acquisitions Meet Well-Defined Investment Criteria

- Operates under leading premium franchise brands including Marriott, Hilton, Intercontinental, and Hyatt
- Top 100 MSAs with focus on 21-60 MSAs; Located in submarket sites with barriers to entry and reduced threat from new supply
- Multiple 3rd Party Managers with attractive, non-captive agreements
- Market exhibits favorable economic characteristics, specifically positive job and population growths
- Less than 10 years old or significantly renovated since 2012 to all current brand standards, which greatly minimizes required PIP investment
- Substantial time remaining on existing franchise license

(1) Source: CBRE Hotel's Americas Research, STR, Q4 2016
(2) Lodging markets ranked by CBRE as of Q4 2016

6

Proven Ability to Execute Acquisition Strategy with Robust Pipeline

Acquired / Under Contract

- ~$277 million acquired since October 2015 representing 1,808 rooms [(1)]

Pipeline

- Over $300 million of premium branded select-service assets under consideration, subject to capital availability, that represent the top four hotel franchises with an average age of less than 10 years

Assembling Highest-Quality Portfolio of Select-Service Assets in Secondary Markets



SpringHill Suites San Antonio, TX
Rooms: 116
Acquired: October 2015



Courtyard Jacksonville, FL
Rooms: 120
Acquired: October 2015



Hotel Indigo Atlanta, GA
Rooms: 142
Acquired: October 2015



Aloft Atlanta, GA
Rooms: 254
Acquired: August 2016



Aloft Leawood, KS
Rooms: 156
Acquired: December 2016



Home2 Suites Lexington, KY
Rooms: 103
Acquired: March 2017



Home2 Suites Round Rock, TX
Rooms: 91
Acquired: March 2017



Home2 Suites Tallahassee, FL
Rooms: 132
Acquired: March 2017



Home2 Suites Southaven, MS
Rooms: 105
Acquired: April 2017



Hampton Inn Lake Mary, FL
Rooms: 130
Acquired: June 2017



Fairfield Inn & Suites El Paso, TX
Rooms: 124
Acquired: August 2017



Residence Inn Austin, TX
Rooms: 120
Acquired: August 2017


TOWNEPLACE SUITES

TownePlace Suites Austin, TX
Rooms: 122
Acquired: January 2018



Home2 Suites Summerville, SC
Rooms: 93
Acquired: February 2018



Hilton Garden Inn Solomons, MD
Rooms: 100
Acquired: May 2012 [(2)]

(1) Excludes Hilton Garden Inn Solomons asset which was acquired under previous management team
(2) Acquired under previous management team

Note: See Appendix A for case studies

7

Third Party Management Agreements Unlike many of our peers, Condor has no Relationships with Multiple High-Quality Management Companies captive management company and all contracts are fully arms-length Management Company Hotels City State Rooms Our third-party management agreements InnVentures Home2 Suites Summerville SC 93 include what we believe are attractive Aimbridge Hospitality Fairfield Inn and Suites El Paso TX 124 management terms: Residence Inn Austin TX 120 Typical structure is 3% base revenue fee with 2% incentive fee based on operating TownePlace Suites Austin TX 122 performance tied to unleveraged yield on Aimbridge Subtotal 366 investment Three-year term with two one-year Vista Host Inc. Home2 Suites Lexington KY 103 extension options Home2 Suites Round Rock TX 91 General termination rights include: Home2 Suites Tallahassee FL 132 an Asset: Home2 Suites Southaven MS 105 Upon Sale of 2x the monthly average TTM management fee prior to Vista Subtotal 431 sale Peachtree Hotel Group SpringHill Suites San Antonio TX 116 Upon Performance Failure: No Courtyard by Marriott Jacksonville FL 120 termination fee Hotel Indigo College Park GA 142 Closed Upon / U der Arbitrary Contract Decision Acquisitio of Condor: s Meet W Hampton Inn and Suites Lake Mary FL 130 Termination fee equal to lesser of (a) Peachtree Subtotal 508 50% of TTM management fee; or (b) 50% of TTM average base fee times the Boast Aloft Atlanta GA 254 number of months remaining in term Presidian Aloft Leawood KS 156 Cherry Cove Hilton Garden Inn Dowell/Solomons MD 100 Total New Investment Platform 1,908 8

Attractive Dividend Yield Among Highest in Public Company Lodging Industry • 7.8% dividend yield provided solid returns as Condor added scale • Dividend is well-covered, representing a ~67% payout ratio on 1Q18 AFFO per share(1) Dividend Yield Very Attractive Compared to Peers and Index Averages(2) 8.2% 7.8% 7.4% 6.9% 6.8% 6.8% 6.6% 6.3% 6.2% 5.8% 5.6% 5.3% 4.8% 4.8% 4.4% 4.4% 4.5% 4.3% 2.0% HPT CDOR AHT CLDT APLE RLJ BHR HT LHO CHSP XHR INN SHO DRH PEB RHP HST S&P 500 RMZ Condor Hospitality Trust Primary Peers Lodging Peers Key Indices Note: Please see our reconciliation of non-GAAP measures in Appendix C of this presentation Source: S&P Global Market Intelligence, Bloomberg and company filings; Market data as of March 31, 2018 9 (1) Earnings in 1Q18 per diluted share was $0.05; Coverage based on 1Q18 AFFO per diluted share of $0.29 (2) Dividend yields are based on current dividend annualized; SHO yield is based on LTM dividends

Growth-Oriented, Scalable Platform Poised to Create Shareholder Value

- We believe we have the platform, management team, and G&A in place to dramatically increase scale
- Healthy debt profile with $150M credit facility which has the ability to increase to $400M contingent upon additional lender commitments
- Additional liquidity available via the capital recycling of two HFS legacy assets representing potential gross proceeds of approximately $12M
- Management fully aligned with shareholders:
  - CEO purchased $0.75M of the 2017 $51M public offering increasing his shares purchased to $1.25M; with restricted stock grants his ownership exceeds $2M
  - Additionally CEO's incentive plan grants in excess of $4M based substantially upon increases in future stock price

Healthy Debt Profile with Low Weighted-Average Cost of Debt

Attractive Maturity Profile with Capacity to Support Growth ($M)[4]


WACD: 4.7%
WAM: 2.5 Years
Fixed: 28%
Floating: 72%
LOC Capacity
$49.4
$100.6
$27.0
$15.2
$26.4
$8.9
2017
2018
2019
2020
2021
2022
2023
2024

Enterprise Value Surpasses $300M

Healthy Capital Structure to Support Scale

	March 31, 2018[1]
Total Common Shares	11,873,139
Share Price as of March 31, 2018	$10.00
Total Equity Market Capitalization	**$118,731,390**
Total Debt Outstanding[2]	$179,145,000
Less: Cash & Cash Equivalents[3]	($4,608,566)
Net Debt	**$174,536,434**
Series E Preferred Face Value	$9,250,000
Total Net Debt + Preferred	**$183,786,434**
Total Enterprise Value	**$302,517,824**

(1) Share count and debt balances reflect March 31, 2018 values
(2) Excludes partner's 20% interest in the Atlanta Aloft JV debt; includes IRSA convertible debt of $1.0M
(3) Cash balance as of March 31, 2018
(4) Debt balances and LOC capacity as of March 31, 2018; chart excludes IRSA convertible debt of $1.0M as well as partner's 20% share of Atlanta Aloft JV debt

10

Appendix A | Case Studies

Case Study | Peachtree Portfolio Acquisition



Hotel Indigo Atlanta | 1776 Harvard Avenue

Acquisition Date:	10/2/2015
Flag / Brand:	Hotel Indigo / IHG
Rooms:	142
Year Built:	2010
Last Renovation:	N/A
MSA Ranking:	9
1Q18 ADR:	$108.30
1Q18 Occupancy:	81.1%
1Q18 RevPAR:	$87.87

- Atlanta ranks as the 9th largest MSA and benefits directly from a diversity of industries: tech, government, healthcare, and manufacturing
- ATL airport traffic has been consistent and is showing signs of growth
- Airport is slated for $1B in upgrades over the next 8 years, including a possible sixth runway to accommodate more air/cargo traffic
- New $100M Porsche plant and HQ is under construction nearby; AMZN plans for a 300ksf distribution center 3 miles from airport



Courtyard Jacksonville | 14402 Old St. Augustine Rd.

Acquisition Date:	10/2/2015
Flag / Brand:	Courtyard / Marriott
Rooms:	120
Year Built:	2007
Last Renovation:	2014
MSA Ranking:	40
1Q18 ADR:	$113.26
1Q18 Occupancy:	85.0%
1Q18 RevPAR:	$96.31

- Courtyard Jacksonville Flagler Center is located close to several large demand generators:
  - 1.4 million square foot Flagler Center
  - Baptist Medical Center South
  - Citi card processing headquarters
- Renovated its guestroom soft goods, updated its lobby restaurant, and painted its exterior from November 2013 – March 2014
- Features one of the most up-to-date hotel products in the competitive lodging market



Springhill Suites San Antonio | 524 S Saint Mary's St.

Acquisition Date:	10/1/2015
Flag / Brand:	SpringHill Suites / Marriott
Rooms:	116
Year Built:	1997
Last Renovation:	2014
MSA Ranking:	24
1Q18 ADR:	$143.28
1Q18 Occupancy:	86.4%
1Q18 RevPAR:	$123.74

- Located in the 7th largest city by population and the 24th largest MSA in the nation
- San Antonio economy benefits from a prime location near the Mexican border, Austin, Dallas and Houston
- Recent conversion to a SpringHill Suites dramatically improves occupancy and daily rates
- Nearby downtown and Riverwalk areas have benefitted from significant growth in new housing developments and will continue to expand

12

Case Study | Vista Portfolio Acquisition



Home2 Suites Lexington | **126 E. Lowry Lane**

Acquisition Date:	3/24/2017
Flag / Brand:	Home2 Suites / Hilton
Rooms:	103
Year Built:	2015
MSA Ranking:	106
1Q18 ADR:	$103.30
1Q18 Occupancy:	74.5%
1Q18 RevPAR:	$76.97

- Located just off State Highway 27, the main north-south connector between downtown Lexington and the Beltway
- Major demand generators include the University of Kentucky (~30,000 students) and regional medical centers (~1,000 hospital beds), including UK Medical Center and Saint Joseph's Healthcare, and various horseracing venues including Keeneland Race Track
- The University of Kentucky has invested $2B in new facilities in the past five years with $4B more planned



Home2 Suites Southaven | **6750 Southcrest Pkwy**

Acquisition Date:	4/14/2017
Flag / Brand:	Home2 Suites / Hilton
Rooms:	105
Year Built:	2013
MSA Ranking:	42
1Q18 ADR:	$110.84
1Q18 Occupancy:	81.3%
1Q18 RevPAR:	$90.07

- Located in the NW corner of MS, Southaven has experienced a 40% increase in population over the last ten years and boasts the state's highest median income
- Demand generators include Baptist Memorial Hospital, AutoZone, FedEx, Future Electronics, Siemens, and Terex Distribution
- Southaven location off I-55 allows for quick access to downtown Memphis, Graceland, and Memphis International Airport



Home2 Suites Tallahassee | **219 S. Magnolia Drive**

Acquisition Date:	3/24/2017
Flag / Brand:	Home2 Suites / Hilton
Rooms:	132
Year Built:	2015
MSA Ranking:	140
1Q18 ADR:	$130.54
1Q18 Occupancy:	84.2%
1Q18 RevPAR:	$109.95

- Located in Florida's state capitol with diverse demand generators
- Diverse and substantial demand generators include: the IRS, Florida State University, Florida A&M, Tallahassee Memorial Healthcare, Capital Regional Medical Center, AT&T, and multiple state agency headquarters
- Centered in a mixed-use development featuring major food/retail outlets and is three miles from FSU's football stadium



Home2 Suites Round Rock | **1000 W. Louis Henna Blvd.**

Acquisition Date:	3/24/2017
Flag / Brand:	Home2 Suites / Hilton
Rooms:	91
Year Built:	2015
MSA Ranking:	31
1Q18 ADR:	$120.15
1Q18 Occupancy:	86.5%
1Q18 RevPAR:	$103.91

- Located within La Frontera, a large, master-planned center with multi-tenant offices, 1M SF of retail, three apartment buildings, and a medical rehab hospital
- Primary demand generators include: Wayne Fueling Systems, Emerson Processing Center, Old Settlers Park, Farmers Insurance, Thermo Fisher Scientific, and Houghton Mifflin Harcourt building with 100K SF of class A office space

13

Case Study | Bedford Portfolio Acquisition



Fairfield Inn & Suites El Paso Airport | 6611 Edgemere Blvd.

Acquisition Date:	8/31/2017
Flag / Brand:	Fairfield Inn & Suites / Marriott
Rooms:	124
Year Built:	2011
Last Renovation:	NA
MSA Ranking:	68
1Q18 ADR:	$99.69
1Q18 Occupancy:	75.9%
1Q18 RevPAR:	$75.69

- El Paso area is home to 70 Fortune 500 companies making the region the 4th-largest manufacturing center on the continent; diverse demand generators include Western Refining, Exxon Mobil, Eureka, Leviton, Hoover, Boeing, and Delphi
- Adjacent to the El Paso International Airport, a gateway to West Texas, New Mexico, and Northern Mexico, serving 2.8 million passengers per year via five airlines
- El Paso is considered the medical hub of West Texas and Southern New Mexico with numerous medical centers


Residence

Residence Inn Austin Airport | 3201 Caseybridge Ct.

Acquisition Date:	8/31/2017
Flag / Brand:	Residence Inn / Marriott
Rooms:	120
Year Built:	2016
Last Renovation:	NA
MSA Ranking:	31
1Q18 ADR:	$135.16
1Q18 Occupancy:	83.4%
1Q18 RevPAR:	$112.76

- As a percentage, Austin grew faster than all other large metros in the U.S. during 4 of the past 5 according to the U.S. Census Bureau; major demand generators include State Capitol business, SXSW film/music/tech festival, Austin City Limits music festival, Circuit of the Americas, and University of Texas among others
- Austin has received 465 corporate relocations since 2004 and boasts a booming tech job base
- ABIA is one of the country's fastest growing airports. From 2012 to 2016, total passengers at the airport increased 32% to 12.4 million


TOWNEPLACE
SUITES
MARRIOTT

TownePlace Suites Austin North Tech Ridge | 12427 Tech Ridge Blvd.

Acquisition Date:	1/18/2018
Flag / Brand:	TownePlace Suites / Marriott
Rooms:	122
Year Built:	2017
Last Renovation:	NA
MSA Ranking:	31
1Q18 ADR:	$126.63
1Q18 Occupancy:	82.6%
1Q18 RevPAR:	$104.55

- Located in Austin's burgeoning Tech Ridge region, the home to Austin's premier tech campuses
- Since 2015, over 1.7 million SF of Class A office has been delivered within a five-miles radius of the Property. The area continues to attract notable firms such as Dell, Samsung, General Motors, and Charles Schwab
- Newest hotel in the competitive set. Additionally, the TownePlace Suites brand benefits from its Marriott affiliation, averaging 110% RevPAR penetration across its North American portfolio

14

Case Study | Individual Hotel Acquisitions



Aloft Downtown Atlanta | 300 Spring St. NW

Acquisition Date:	8/22/2016
Flag / Brand:	Aloft / Marriott
Rooms:	254
Year Built:	1982
Last Renovation:	2014
MSA Ranking:	9
1Q18 ADR:	$152.80
1Q18 Occupancy:	79.5%
1Q18 RevPAR:	$121.46

- Acquired for $170K per key, nearby select-service hotels have sold for >$225K per key, valuing the Aloft at $14M more than it was acquired for
- Excellent location, situated in downtown Atlanta within walking distance to major demand generators; New product after $25M renovation in 2014
- Surrounded by diverse demand generators including Georgia World Congress Center, Centennial Olympic Park, and Georgia Aquarium
- Atlanta is paced to exceed its room night target, driven by significant convention business



Aloft Leawood / Kansas City | 11620 Ash St.

Acquisition Date:	12/14/2016
Flag / Brand:	Aloft / Marriott
Rooms:	156
Year Built:	2009
Last Renovation:	NA
MSA Ranking:	30
1Q18 ADR:	$127.49
1Q18 Occupancy:	63.4%
1Q18 RevPAR:	$80.84

- Among the newest product in Leawood / Overland Park, a submarket of Kansas City
- Excellent location in the Park Place Village development, surrounded by office park, residential, retail, and a convention center
- Walkable amenities in Park Place Village including fine dining, brewery, luxury retailers, and a movie theater
- Demand drivers by major businesses in the area including IBM, Samsung, Sprint, Eriksson, and Black and Veatch



Hampton Inn & Suites Lake Mary | 850 Village Oak Ln.

Acquisition Date:	6/19/2017
Flag / Brand:	Hampton Inn / Hilton
Rooms:	130
Year Built:	2003
Last Renovation:	2016
MSA Ranking:	23
1Q18 ADR:	$154.76
1Q18 Occupancy:	86.2%
1Q18 RevPAR:	$133.44

- Recent renovation included all guestrooms and public spaces
- Located within Colonial Townpark, a mixed-use development with 825k sf of class A office, a 450-unit apartment complex, retail, and a 12-screen movie theatre
- Demand drivers include AIG, Symantec, Wells Fargo, AT&T, AAA, Verizon, Convergys, Chase, Digital Risk and Fiserv
- Lake Mary is a major commerce hub with a $13.4 billion technology industry employing 53,000 people

15

Case Study | Individual Hotel Acquisitions (Continued) Home2 Suites by Hilton – Summerville, SC | 221 Holiday Dr. Acquisition Date: 2/21/2018 Flag / Brand: Home2 Suites / Hilton Rooms: 93 Year Built: 2017 Last Renovation: NA MSA Ranking: 74 1Q18 ADR: $119.94 1Q18 Occupancy: 87.3% 1Q18 RevPAR: $104.68 Charleston is the 74th largest MSA in the United States and has seen dramatic growth over the past five years as a result of corporate relocations and a rapidly growing population Volvo is investing $1 billion to build its first U.S plant along Interstate 26 between Summerville and Ridgeville The mixed-use Nexton community, a 4,500-acre swath of land at the northwest junction of Interstate 26 and U.S. Highway 17A near the hotel, will one day house 7,000 single-family homes, 6 million square feet of commercial space, and a medical center 16

Appendix B | Asset List

Condor Portfolio

New Investment Platform | Acquired from January 1, 2012 - May 9, 2018

#	Hotel Name	City	State	MSA Rank	Rooms	Acquisition Date	Purchase Price ($M)
1	Hilton Garden Inn	Dowell/Solomons	MD	6	100	5/25/2012	$11.5
2	SpringHill Suites	San Antonio	TX	24	116	10/1/2015	$17.5
3	Courtyard by Marriott	Jacksonville	FL	40	120	10/2/2015	$14.0
4	Hotel Indigo	College Park	GA	9	142	10/2/2015	$11.0
5	Aloft[1]	Atlanta	GA	9	254	8/22/2016	$43.6
6	Aloft	Leawood	KS	30	156	12/14/2016	$22.5
7	Home2 Suites	Lexington	KY	106	103	3/24/2017	$16.5
8	Home2 Suites	Round Rock	TX	31	91	3/24/2017	$16.8
9	Home2 Suites	Tallahassee	FL	140	132	3/24/2017	$21.5
10	Home2 Suites	Southaven	MS	42	105	4/14/2017	$19.0
11	Hampton Inn and Suites	Lake Mary	FL	23	130	6/19/2017	$19.3
12	Fairfield Inn and Suites	El Paso	TX	68	124	8/31/2017	$16.4
13	Residence Inn	Austin	TX	31	120	8/31/2017	$22.4
14	TownePlace Suites	Austin	TX	31	122	1/18/2018	$19.8
15	Home2 Suites	Summerville-Charleston	SC	74	93	2/21/2018	$16.3
	Total / Weighted Average New Investment Platform			**41**	**1,908**		**$288.1**

Current Legacy Hotel Portfolio

#	Hotel Name	City	State	Rooms	Acquisition Date	Status[2]
16	Quality Inn	Solomons	MD	59	6/1/1986	Hold
17	Super 8	Creston	IA	121	9/19/1978	HFS
18	Comfort Suites	Ft. Wayne	IN	127	11/7/2005	HFS/Under Contract
	Total Legacy Hotel Portfolio			**307**		
	Total Portfolio | As of May 9, 2018			**2,215**		

(1) Owned 80% by Condor
(2) HFS indicates the asset is currently marketed for sale. These classifications are current as announced in the earnings release dated May 9, 2018.

18

Same-Store Portfolio Distribution by Market and Flag(1)

New Investment Platform Distribution by Market - Hotels Owned as of December 31, 2017

#	MSA	State	MSA Rank	Rooms	Rooms %	Hotel EBITDA %[2]
1	Atlanta	GA	9	396	23%	22%
2	Austin	TX	31	211	12%	15%
4	Orlando	FL	23	130	8%	12%
3	Tallahassee	FL	140	132	8%	10%
5	Leawood	KS	30	156	9%	4%
6	Memphis	MS	42	105	6%	6%
9	El Paso	TX	68	124	7%	5%
7	San Antonio	TX	24	116	7%	10%
8	Jacksonville	FL	40	120	7%	8%
10	Lexington	KY	106	103	6%	4%
11	Washington	DC	6	100	6%	5%
	Total / Weighted Average		**40**	**1,693**	**100%**	**100%**

New Investment Platform Distribution by Brand - Hotels Owned as of December 31, 2017

#	Brand	Rooms	Rooms %	Hotel EBITDA %[2]
1	Marriott	890	53%	52%
2	Hilton	661	39%	42%
3	IHG	142	8%	6%
	Total	**1,693**	**100%**	**100%**

New Investment Platform Distribution by Flag - Hotels Owned as of December 31, 2017

#	Flag	Brand	Rooms	Rooms %	Hotel EBITDA %[2]
1	Home2 Suites	Hilton	431	25%	25%
2	Aloft	Marriott	410	24%	20%
3	Hampton Inn and Suites	Hilton	130	8%	12%
4	Residence Inn	Marriott	120	7%	9%
5	SpringHill Suites	Marriott	116	7%	10%
6	Courtyard	Marriott	120	7%	8%
7	Fairfield Inn and Suites	Marriott	124	7%	5%
8	Hilton Garden Inn	Hilton	100	6%	5%
9	Hotel Indigo	IHG	142	8%	6%
	Total		**1,693**	**100%**	**100%**

(1) Represents the thirteen New Investment Platform hotels owned as of December 31, 2017
(2) Represents 1Q18 Same-Store Hotel EBITDA of the thirteen New Investment Platform hotels owned as of December 31, 2017; only our share of the Atlanta Aloft is included in the Hotel EBITDA percentages

19

Appendix C | Non-GAAP Reconciliation

Funds From Operations (“FFO”) and Adjusted Funds From Operations (“AFFO”) We calculate FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net earnings or loss computed in accordance with GAAP, excluding gains or losses from sales of real estate assets, impairment, and the depreciation and amortization of real estate assets. FFO is calculated both for the Company in total and as FFO attributable to common shares and common units, which is FFO reduced by preferred stock dividends. AFFO is FFO attributable to common shares and common units adjusted to exclude items we do not believe are representative of the results from our core operations, including non-cash gains or losses on derivatives and convertible debt, stock-based compensation expense, amortization of certain fees, losses on debt extinguishment, and in-kind dividends above stated rates, and cash charges for acquisition and equity transaction costs. All REITs do not calculate FFO and AFFO in the same manner; therefore, our calculation may not be the same as the calculation of FFO and AFFO for similar REITs. We consider FFO to be a useful additional measure of performance for an equity REIT because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, we believe that FFO provides a meaningful indication of our performance. We believe that AFFO provides useful supplemental information to investors regarding our ongoing operating performance that, when considered with net income and FFO, is beneficial to an investor’s understanding of our operating performance. We present FFO and AFFO per common share and common unit because our common units are redeemable for common shares. We believe it is meaningful for the investor to understand FFO and AFFO applicable to common shares and common units. 21

Non-GAAP Reconciliation: Condor Hospitality Trust, Inc. FFO and AFFO The following table reconciles net earnings (loss) to FFO and AFFO for the three months ended March 31, 2018 and 2017 (in thousands). All amounts presented include our portion of the results of our unconsolidated Atlanta JV. Reconciliation of Net eaiuiuss (loss) to FFO and AFFO 2018 2017 Net earnings (loss) $ 792 $ (2.400) Depreciation and amortization expense 2,259 1,051 Depreciation and amortization expense from JV 285 354 Net loss on disposition of assets 24 3 Net loss on disposition of assets from JV 7 1 Impairment loss (recovery), net (93) 271 FFO 3,274 (720) Dividends declared and in kind dividends deemed on preferred stock (144) (11,603) FFO attributable to common shares and common units 3,130 (12,323) Net gain on derivatives and convertible debt (447) (175) Acquisition and terminated transactions expense 19 502 Equity transactions expense— 343 Loss on debt extmguishment 800 Stock-based compensation and LTIP expense 402 77 Amortization of deferred financing fees 353 136 Amortization of deferred financing fees from JV 45 57 Non-recumng dividends above stated rates declared and in kind dividends deemed on preferred stock 10,903 AFFO attributable to common shares and common units $ 3,502 $ 320 FFO attributable to common shares and common units—Basic Shares $ 3,130 S (12,323) Preferred dividends and fair value adjustments 111 —FFO attributable to common shares and common units—Diluted Shares $ 3,241 S (12,323) FFO per common share and common unit—Basic $ 0.26 $ (4 19) FFO per common share and common unit—Diluted $ 0.26 S (4.19) Weighted average common shares and common units—Basic FFO 11.835,279 3,089.987 Weighted average common shares and common units—Diluted FFO 12,536,203 3.089.987 AFFO attributable to common shares and common units—Basic Shares $ 3,502 S 320 Convertible note interest 16 —Preferred dividends at stated rates 144 —AFFO attributable to common shares and common units—Diluted Shares $ 3,662 S 320 AFFO per common share and common unit—Basic $ 0.30 S 0.10 .AFFO per common share and common unit—Diluted $ 0.29 S 0.10 Weighted average common shares and common units—Basic 11,835,279 3.089.987 Weighted average common shares and common units—Diluted 12,633,472 3,106.961 22

Earnings Before Interest, Taxes, Depreciation, and Amortization (“EBITDA”), EBITDAre, Adjusted EBITDAre, and Hotel EBITDA We calculate EBITDA, EBITDAre, and Adjusted EBITDAre by adding back to net earnings or loss certain non-operating expenses and certain non-cash charges which are based on historical cost accounting that we believe may be of limited significance in evaluating current performance. We believe these adjustments can help eliminate the accounting effects of depreciation and amortization and financing decisions and facilitate comparisons of core operating profitability between periods. In calculating EBITDA, we add back to net earnings or loss interest expense, loss on debt extinguishment, income tax expense, and depreciation and amortization expense. NAREIT adopted EBITDAre in order to promote an industry-wide measure of REIT operating performance. We adjust EBITDA by adding back net gain/loss on disposition of assets and impairment charges to calculate EBITDAre. To calculate Adjusted EBITDAre, we adjust EBITDAre to add back acquisition and terminated transactions expense and equity transactions expense, which are cash charges. We also add back stock –based compensation expense and gain/loss on derivatives and convertible debt, which are non-cash charges. EBITDA, EBITDAre, and Adjusted EBITDAre, as presented, may not be comparable to similarly titled measures of other companies. We believe EBITDA, EBITDAre, and Adjusted EBITDAre to be useful additional measures of our operating performance, excluding the impact of our capital structure (primarily interest expense), our asset base (primarily depreciation and amortization expense), and other items we do not believe are representative of the results from our core operations. The Company further excludes general and administrative expenses, other non-operating income or expense, and certain hotel and property operations expenses that are not allocated to individual properties in assessing hotel performance (primarily certain general liability and other insurance costs, land lease costs, and office and banking fees) from Adjusted EBITDAre to calculate Hotel EBITDA. Hotel EBITDA, as presented, may not be comparable to similarly titled measures of other companies. Hotel EBITDA is intended to isolate property level operational performance over which the Company’s hotel operators have direct control. We believe Hotel EBITDA is helpful to investors as it better communicates the comparability of our hotels’ operating results for all of the Company’s hotel properties and is used by management to measure the performance of the Company’s hotels and the effectiveness of the operators of the hotels. 23

Non-GAAP Reconciliation: Condor Hospitality Trust, Inc. EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA The following table reconciles net earnings (loss) to EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA for the three months ended March 31, 2018 and 2017 (in thousands). All amounts presented our portion of the results of our unconsolidated Atlanta JV. Three months ended March 31, Reconciliation of Net earnings (loss) to EBITDA. EBITDArr. Adjusted EBITDAre. and Hotel EBITDA 2018 2017 Net earnings (loss) $ 792 $ (2.400) Interest expense 1.928 971 Interest expense from JV 492 662 Loss on debt extinguishment—800 Income tax expense 129—Depreciation and amortization expense 2,259 1.051 Depreciation and amortization expense from A’ 285 354 EBITDA 5,885 1.438 Net loss on disposition of assets 24 3 Net loss on disposition of assets from A’ / 1 Impairment loss (recovery), net (93) 271 LBIlDArc 5,823 1.713 Net gain on derivatives and convertible debt (447) (175) Stock-based compensation and LTIP expense 402 77 Acquisition and terminated transactions expense 19 502 Equity transactions expense—343 Adjusted EBITDArc 5,797 2.460 General and administrative expense, excluding stock compensation and LTIP expense 1.467 1.415 Other expense, net 14 1 Unallocated hotel and property operations expense 89 132 Hotel EBITDA $ 7,367 $ 4,008 Revenue $ 16.679 $ 10.361 A’ revenue 2,618 2,989 Condor and A’ revenue $ 19.297 $ 13,350 Hotel EBITDA as a percentage of revenue 38.2% 30.0% 24

Non-GAAP Reconciliation: Condor Hospitality Trust, Inc. EBITDA, Adjusted EBITDA, and Hotel EBITDA

The following tables present our Same-Store revenue, Hotel EBITDA, and Hotel EBITDA margin broken down by property type for the three months ended March 31, 2018 and 2017 (in thousands) and reconcile these Same-Store measures to total revenue and Hotel EBITDA as presented above. Same-Store results include all our hotels owned at March 31, 2018, with the exception of the Austin TownePlace Suites, opened on January 3, 2017, and the Summerville Home2 Suites, opened on July 18, 2017 (no prior period results available) and reflect the performance of these hotels during the entire period, regardless of our ownership during the period presented. Results for the hotels for periods prior to our ownership were provided to us by prior owners and have not been adjusted by us or audited or reviewed by our independent auditors. All amounts presented operations as well as our portion of the results of our unconsolidated Atlanta Aloft JV. Results for periods prior to the Company's ownership have not been included in the Company's actual consolidated financial statements and are included here only for comparison purposes.

	Revenue - Reconciliation of Same-Store to Actual Three months ended March 31, 2018	2017
Condor and JV Revenue – Actual*	$ 19,297	$ 13,350
Revenue earned on properties owned at March 31, 2018 prior to the Company's ownership, excluding the Austin TownePlace Suites and the Summerville Home2 Suites	-	7,094
Revenue earned on properties disposed of prior to March 31, 2018 during the period of ownership	(397)	(2,818)
Revenue earned on Austin TownePlace Suites and Summerville Home2 Suites subsequent to ownership	(1,413)	-
Total Revenue – Same-Store*	$ 17,487	$ 17,626

	Revenue – Same-Store by Type Three months ended March 31, 2018	2017
New investment platform*	$ 16,015	$ 16,119
Legacy held for use	265	379
Legacy held for sale	1,207	1,128
Total Revenue – Same-Store*	$ 17,487	$ 17,626

	Hotel EBITDA – Reconciliation of Same-Store to Actual Three months ended March 31, 2018	2017
Condor and JV Hotel EBITDA – Actual*	$ 7,367	$ 4,008
Hotel EBITDA earned on properties owned at March 31, 2018 prior to the Company's ownership, excluding the Austin TownePlace Suites and the Summerville Home2 Suites	-	2,993
Hotel EBITDA earned on properties disposed of prior to March 31, 2018 during the period of ownership	(42)	(436)
Hotel EBITDA earned on Austin TownePlace Suites and Summerville Home2 Suites subsequent to ownership	(707)	-
Total Hotel EBITDA – Same-Store*	$ 6,618	$ 6,565

	Hotel EBITDA – Same-Store by Type Three months ended March 31, 2018	2017
New investment platform*	$ 6,237	$ 6,177
Legacy held for use	43	77
Legacy held for sale	338	311
Total Hotel EBITDA – Same-Store*	$ 6,618	$ 6,565

	Hotel EBITDA Margin by Property Type Three months ended March 31, 2018	2017
New investment platform	38.9%	38.3%
Legacy held for use	16.2%	20.3%
Legacy held for sale	28.0%	27.6%
Total Portfolio – Same-Store	37.8%	37.2%

*Due to differences in the allocation of JV preferred returns, JV activity was 100% attributed to Condor in the first quarter of 2017 and 80% attributed to Condor in the first quarter of 2018

	New Investment Platform Hotel EBITDA - Same-Store by Brand Three months ended March 31, 2018	% by Brand
Marriott	$ 3,263	52%
Hilton	2,616	42%
IHG	357	6%
Total Same-Store Hotel EBITDA (Thirteen Hotels)	$ 6,237	100%

Note: The HFU and HFS categories reflect the classification of these hotels as of March 31, 2018

25

Condor Hospitality Trust, Inc. Operating Performance Metrics The following tables present our Same-Store occupancy, ADR, and RevPAR for all our hotels owned at March 31, 2018, with the exception of the Austin TownePlace Suites, which was opened on January 3, 2017, and Summerville, SC Home2 Suites which was opened on July 18, 2017 (no prior period results available). Same-Store occupancy, ADR, and RevPAR reflect the performance of hotels during the entire period, regardless of our ownership during the period presented. Results for the hotels for periods prior to our ownership were provided to us by prior owners and have not been adjusted by us or audited or reviewed by our independent auditors. The performance metrics for the hotel acquired through our Atlanta JV, also presented below, reflect 100% of the operating results of the property, including our interest and the interest of our partner. Note: The HFU and HFS categories reflect the classification of these hotels as of March 31, 2018 26 (1) Excluded from the Total New Investment Platform calculation because the hotel was not operational for the entirety of the three months ended March 31, 2017 Three months ended March 31, 201S 2017 Occupancy ADR RevPAR Occupancy ADR RevPAR Solomons Hilton Garden Inn 73.41% S 125.74 S 92.30 73.58% S 118.70 S 87.33 Atlanta Hotel Indigo SI.13% S 108.30 S 87.87 74.07% S 104.45 S 77.37 Jacksonville Courtyard by Marriott 85.04% s 113.26 s 96.31 76.02% S 114.83 S 87.29 San Antonio SpringHill Suites 86.36% s 143.28 s 123.74 81.49% S 140.69 S 114.66 Leawood Aloft 63.41% s 127.49 s 80.84 74.00% S 126.10 S 93.31 Lexington Home2 Suites 74.51% s 103.30 s 76.97 74.23% S 105.56 S 78.35 Round Rock Home2 Suites 86.48% s 120.15 s 103.91 85.37% S 123.17 S 105.16 Tallahassee Home2 Suites 84.23% s 130.54 s 109.95 80.79% S 124.91 S 100.92 South Haven Home2 Suites 81.26% s 110.84 s 90.07 89.22% S 111.59 S 99.56 Lake Mary Hampton Inn & Suites 86.22% s 154.76 s 133.44 84.89% S 132.62 S 112.58 Austin Residence Inn 83.43% s 135.16 s 112.76 77.57% S 141.54 S 109.80 El Paso Fairfield Inn 75.92% s 99.69 s 75.69 77.89% S 109.61 S S5.3S Wholly owned new investment platform properties 79.78% s 123.56 s 98.57 78.84% S 121.52 S 95.80 Atlanta Aloft JV 79.49% s 152.80 s 121.46 82.52% S 135.12 S 111.50 Total new investment platform 79.74% s 127.93 s 102.01 79.39% S 123.64 S 98.16 Legacy hotels held for sale 74.44% S 71.43 S 53.17 72.78% S 67.84 S 49.3S Legacy hotels held for use 45.61% S 79.81 S 36.40 82.59% S 69.93 S 57.76 Total legacy 68.82% s 72.51 s 49.91 74.69% S 68.29 S 51.01 Total portfolio 78.06% S 120.41 S 93.99 78.67% s 115.55 s 90.90 Austin TownePlace Suites 82.56% S 126.63 s 104.55 59.71% s 108.42 s 64.73 Summerville Home2 Suites (1) 87.28% s 119.94 s 104.68—s—s